SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  March 8, 1998
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                      Modern Medical Modalities Corporation
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             (Exact name of registrant as specified in its charter)

                                    New York
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                 (State or other jurisdiction of incorporation)

         0-26488                                       22-3318886
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 (Commission File Number)                  (IRS Employer Identification No.)

 95 Madison Avenue, Suite 301, Morristown, N.J.    07960
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 (Address of principal executive offices)        (Zip Code)

               Registrant's telephone number, including area code
                                 (973) 538-9955
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                                       N/A
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          (Former name of former address, if changed since last report)

Item 1.  Changes in Control of Registrant
                    N/A

Item 2.  Acquisition of Disposition
                    N/A

Item 3.  Bankruptcy or Receivership
                    N/A

Item 4.  Changes in Registrant's Certifying Accountant

      (a) On March 8, 1998, the Company has dismissed Weinick Sanders Leventhal & Co., LLP, located at 1515 Broadway, New York, New York 10036. The Company has engaged Vincent J. Batyr & Co., located at 27 North Broadway, Tarrytown, New York 10591 as its new certified public accountants.

      (b) In connection with the recent fiscal year and subsequent interim period preceding Weinick Sanders Leventhal & Co., LLP's dismissal, there were no disagreements with Weinick Sanders Leventhal & Co., LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

      (c) Weinick Sanders Leventhal & Co., LLP's report on the financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified.

      (d) The Company has requested that Weinick Sanders Leventhal & Co., LLP furnish them with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether they agree with the statements made by the Company in response to this item, and if not, stating the respects in which they do not agree.

      (e) The decision to dismiss the accountants was recommended and approved by the Board of Directors.

Item 5.  Other Events
                        N/A

Item 6.  Resignation of Registrant's Directors
                        N/A

Item 7.  Financial Statements and Exhibits

     a.  Financial statements of businesses acquired.
                        N/A
     b.  Pro forma financial information.
                        N/A
     c.  Exhibits.

      Attached hereto as Exhibit 1, is a copy of Weinick Sanders Leventhal & Co., LLP letter addressed to the Commission stating that they agree with the statements made by the Company.

                                    SIGNATURES


                                    Modern Medical Modalities Corporation

                                          (Registrant)


Date: March 8, 1998                 By: /s/ Roger Findlay
                                        ----------------------------------
                                            Roger Findlay, President